                                                                  Exhibit 99.2



                                VOTING AGREEMENT

         THIS VOTING AGREEMENT dated as of July 10, 2003 (the "AGREEMENT"), by and between Boston Private Financial Holdings, Inc., a Massachusetts corporation ("BPFH"), and the undersigned directors and/or officers (each a "SHAREHOLDER," and collectively, the "SHAREHOLDERS") of First State Bancorp, a California corporation ("FSB"). Capitalized terms used herein and not defined herein have the respective meanings set forth in the Merger Agreement (as defined below).

         WHEREAS, BPFH and FSB have entered into an Agreement and Plan of Merger, dated as of July 10, 2003, as such agreement may be subsequently amended or modified (the "MERGER AGREEMENT"), which provides for the merger of a wholly owned subsidiary of BPFH with and into FSB (the "MERGER");

         WHEREAS, as of the date hereof, each Shareholder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) and has sole or shared voting power with respect to (a) that number of shares of common stock, no par value, of FSB (the "COMMON STOCK"), and (b) holds stock options or other rights to acquire that number of shares of Common Stock, each as set forth opposite such Shareholder's name on SCHEDULE I attached hereto (collectively, the "EXISTING SHARES," and together with any other shares of Common Stock which such Shareholder acquires beneficial ownership in any capacity after the date hereof and prior to the termination of this Agreement, the "SHARES");

         WHEREAS, as a condition to the willingness of BPFH to enter into the Merger Agreement, BPFH has required that each Shareholder enter into this Agreement with respect to such Shares; and

         WHEREAS, the Shareholders intend this Agreement to be a voting agreement authorized under Section 706 of California General Corporation Law.

         NOW, THEREFORE, in consideration of, and as a condition to, BPFH's entering into the Merger Agreement, and in consideration of the expenses incurred and to be incurred by BPFH in connection therewith, the parties hereto agree as follows:

1. AGREEMENT TO VOTE. While this Agreement is in effect, such Shareholder agrees to vote or cause to be voted all Shares that such Shareholder shall be entitled to so vote, whether such Shares are held of record or beneficially owned by such Shareholder at the special meeting of FSB's shareholders to be called and held following the date hereof (including any adjournment or postponement thereof, the "SHAREHOLDER MEETING") or at any other meeting of FSB's shareholders, and in connection with every action or approval by written consent of FSB, (a) in favor of approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and (b) against (x) any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger, (y) any proposal for any action or agreement that is reasonably likely to result in a breach of any covenant, representation or warranty or any other obligation or agreement of FSB under the Merger Agreement or which is reasonably likely to result in any of the conditions of FSB's obligations under the Merger Agreement not being fulfilled, and (z) any action which could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

2. AGREEMENT TO RETAIN SHARES. While this Agreement is in effect, other than as provided herein, each Shareholder agrees that he or she will not sell, assign, transfer or otherwise dispose of (including, without limitation, by the creation of a Lien (as defined in Section 4 below)), or permit to be sold, assigned, transferred or otherwise disposed of, any Shares beneficially owned by such Shareholder, except (a) transfers by will or by operation of law, in which case this Agreement shall bind the transferee, (b) transfers pursuant to any pledge agreement, subject to the pledgee agreeing in writing to be bound by the terms of this Agreement, (c) transfers in connection with estate and tax planning purposes, including transfers to relatives, trusts and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of this Agreement, (d) transfers to any other Shareholder of FSB who has executed a copy of this Agreement on the date hereof with respect to the Shares held by such Shareholder, and (e) as BPFH may otherwise agree in its sole discretion.

3. LEGEND. FSB shall cause its transfer agent to note on its records for FSB (in whatever form maintained) that such Shares are subject to the restrictions on voting and transfer set forth herein, and at BPFH's request shall have any existing certificates representing Shares subject to this Agreement canceled and reissued bearing the following legend:

         "THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS CONTAINED IN A VOTING AGREEMENT BY AND BETWEEN BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND CERTAIN BENEFICIAL OWNERS OF FIRST STATE BANCORP AND THESE SHARES MAY BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE THEREWITH. COPIES OF THE ABOVE-REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF FIRST STATE BANCORP."

4. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER. Each Shareholder, severally and not jointly, hereby represents and warrants to BPFH as follows:

         (a) Such Shareholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this Agreement. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a legal, valid and binding agreement with respect to such Shareholder, enforceable against such Shareholder in accordance with its terms, except to the extent enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights and remedies generally.

         (b) Except as set forth on SCHEDULE I hereto, such Shareholder (i) beneficially owns the Shares free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever ("LIENS"), and has sole, and otherwise unrestricted, voting power with respect to such Shares with no limitations, qualifications or restrictions on such rights and (ii) does not beneficially own any shares of capital stock of FSB other than such Shares.

         (c) There are no proxies, voting trusts or understandings to or by which such Shareholder is a party or bound or that expressly requires that any of the Shares be voted in a specific manner other than as provided in this Agreement or that provides for any right on the part of any other person other than such Shareholder to vote such Shares.

5. TERM OF AGREEMENT. The Agreement with respect to voting contained in Section 1 hereof shall remain in full force and effect until the earlier of (a) the consummation of the Merger or (b) the termination of the Merger Agreement in accordance with Article VIII thereof and the agreement with respect to transfer contained in Section 2 hereof shall remain in full force and effect until the earlier of (i) the Shareholder Meeting or (ii) the termination of the Merger Agreement in accordance with Article VIII thereof.

6. SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. Such Shareholder has signed this Agreement intending to be bound thereby. Such Shareholder expressly agrees that this Agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms against such Shareholder. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

7. WAIVERS. No waivers of any breach of this Agreement extended by BPFH to any Shareholder shall be construed as a waiver of any rights or remedies of BPFH with respect to any other Shareholder of FSB who has executed a copy of this Agreement with respect to Shares held by such Shareholder or with respect to any subsequent breach of the Shareholder or any other such Shareholder of FSB.

8. AMENDMENTS AND MODIFICATIONS. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

9. GOVERNING LAW. This Agreement and the legal restrictions between the parties shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California parties made and performed in such State. If any provision shall, for any reason, be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement; but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.


                            [Signature Page Follows]

         EXECUTED as of the date first above written.


BUYER:                                              SHAREHOLDER:

BOSTON PRIVATE FINANCIAL
HOLDINGS, INC.

By: /s/ WALTER M. PRESS                             /s/ FREDRICK J. WEITKAMP
    -------------------------------                 ---------------------------
    Name:  Walter M. Pressey                        Name: Fredrick J. Weitkamp
    Title: President and CFO


                                                    /s/ PAULA BOLAND
                                                    ---------------------------
                                                    Name: Paula Boland


                                                    /s/ STANLEY E BRYANT, JR.
                                                    ---------------------------
                                                    Name: Stanley E Bryant, Jr.


                                                    /s/ MICHAEL L. CASEY
                                                    ---------------------------
                                                    Name: Michael L. Casey


                                                    /s/ R. V. PATTERSON
                                                    ---------------------------
                                                    Name: R. V. Patterson


                                                    /s/ LARRY N. STERN, CPA
                                                    ---------------------------
                                                    Name: Larry N. Stern, CPA


                                                    /s/ RICHARD C. TAYLOR
                                                    ---------------------------
                                                    Name: Richard C. Taylor


                                                    /s/ E. WAYNE LEWIS
                                                    ---------------------------
                                                    Name: E. Wayne Lewis


                                                    /s/ MARY K. FISCHER
                                                    ---------------------------
                                                    Name: Mary K. Fischer


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                   SCHEDULE I


           SHAREHOLDER                                          SHARES                           OPTIONS
     Fredrick J. Weitkamp                                       115,086                           12,972

     Paula Boland                                                20,608                           12,972

     Stanley E. Bryant, Jr.                                       7,720                           22,972

     Michael L. Casey                                            60,500                           12,972

     R.V. (Pat) Patterson                                        14,304                           12,972

     Larry N. Stern, CPA                                         50,578                           12,972

     Richard C. Taylor(1)                                        96,164                           18,472

     E. Wayne Lewis                                               4,850                           64,000

     Mary K. Fischer                                                  0                           34,400



-------------------------------------

1 An aggregate of 24,978 of the shares owned by Mr. Taylor have been pledged to secure an obligation.